UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2005

Forest City Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Forest City Enterprieses, Inc. is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-87378), which was previously declared effective by the Securities and Exchange Commission:

- Opinion of Jones Day relating to the legality of certain notes;
- Statement regarding the Computation of Ratio of Earnings to
Fixed Charges; and
- Consent of Jones Day.

Item 9.01. Financial Statements and Exhibits.

c. Exhibits

5.1 Opinion of Jones Day relating to the legality of certain notes.
12.1 Statement regarding the Computation of Ratio of Earnings to Fixed Charges.
23.1 Consent of Jones Day (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

January 21, 2005	By:	/s/ Thomas G. Smith

Name: Thomas G. Smith
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Jones Day relating to the legality of certain notes
12.1	Statement regarding the Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Jones Day (included in Exhibit 5.1).